ING Investors Trust

ING American Funds Growth Portfolio (“Portfolio”)

Supplement dated May 17, 2010 to the ING American Funds Portfolios’

Prospectus dated April 30, 2010.

ING American Funds Growth Portfolio

Effective May 1, 2010, the Prospectus for the Portfolio is hereby revised to delete the first sentence of the second paragraph of the section entitled “Principal Investment Strategies” found on page 7 and replace it with the following:

The Master Fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE